[REPRESENTATION OF STOCK CERTIFICATE]

                                  COMMON STOCK


                                 MEDIFAST INC.

NUMBER
-----                                                       CUSIP 58470H 10 1


INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE
                                                         SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS

THIS CERTIFIES THAT

                                  ------------


9000000925



IS THE REGISTERED HOLDER OF

                **-----------------------------------------**


 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001, OF
                                 MEDIFAST, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation of the Corporation and any amendments thereof and the By-Laws copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar


WITNESS the facsimile seat of the Corporation and the facsimile signatures of its fuly authorized officers.


Dated: -------- --, 2003
       /s/                                /s/
       ---------------------------        ----------------------------------
       Secretary                          CHAIRMAN OF THE BOARD OF DIRECTORS

                                 MEDIFAST, INC.

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM -- as tenants in common                UNIF GIFT MIN ACT-________Custodian________
TEN ENT -- as tenants by the entireties                           (Cust)           (Minor)
JT  TEN -- as joint tenants with right of           under Uniform Gifts to Minors
           survivorship and not as tenants
           in common                                      Act_______________________
                                                                  (State)



     Additional abbreviations may also be used though not inthe above list.



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For Value Received, _______________________________hereby sell, assign and transfer unto




PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------



-------------------------------------------


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                         Shares
------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint attorney-in-fact to
---------------------------------------------------------
transfer the said stock on the books of the within-named Corporation, with full power of substitition in the premises.



Dates_____________

                    ------------------------------------------------------------
                    NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAMES AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVENT PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER


Sigantures(s) Guaranteed


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The  Signature(s)  should be  guaranteed  by an eligible  guarantor  institution
(Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to SEC Rule 17Ad-15